Execution Copy

                     AMENDED AND RESTATED SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of September 12, 1996, is made and given by AUDIO KING CORPORATION,, a Minnesota corporation formerly known as Image Retailing Group, Inc. ("AKC"), AUDIO KING, INC., a Minnesota corporation ("AKI"), and SPECIALTY HOME ELECTRONICS REPAIR, INC., a
Minnesota corporation ("SHER"), FAST TRAK, INC., an Iowa corporation ("Fast Trak"), AUDIO KING IOWA, INC., an Iowa corporation ("AKII") (AKC, AKI, SHER, FAST TRAK and AKII, collectively, the "Grantors," or individually and without distinction, a "Grantor"), to FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Secured Party").

                                    RECITALS

         A. The Grantors and the Secured Party entered into that certain Amended and Restated Credit Agreement dated September 18, 1992, as amended by an Amendment to Amended and Restated Credit Agreement dated November 19, 1993, by a Second Amendment to Amended and Restated Credit Agreement dated as of September 15, 1994, by a Third Amendment to Amended and Restated Credit Agreement dated as of March 30, 1995, and by a Fourth Amendment to Amended and Restated Credit
Agreement dated as of April 14, 1995 (as so amended, the "Existing Credit Agreement");

         B. In connection with the Existing Credit Agreement, the Grantors granted the Bank a security interest in certain personal property assets of the Grantors (the "Collateral") to secure the obligations of the Grantors to the Secured Party pursuant to that certain Security Agreement dated as of October 10, 1989 made by the Grantors to the Secured Party (the "Existing Security Agreement").

         C. The Grantors and the Secured Party have entered into a Second Amended and Restated Credit Agreement dated as of even date herewith (as the same may hereafter be amended, supplemented, extended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Secured Party has agreed to add Fast Trak and AKII as Borrowers, extend the Termination Date, reduce the Revolving Commitment Amount to $6,500,000, convert $3,000,000 of the outstanding principal balance under the Existing Revolving Note to a term loan, waive certain existing Events of Default, and amend and restate the Existing Revolving Note and the Existing Credit Agreement in their entireties.

         D. It is a condition precedent to the obligation of the Secured Party to extend the Termination Date, reduce the Revolving Commitment Amount to $6,500,000, convert $3,000,000 of the outstanding principal balance under the Existing Revolving Note to a term loan, waive certain existing Events of Default, and amend and restate the Existing Revolving Note and the Existing Credit Agreement in their entireties that this Agreement be executed and delivered by the Grantors.


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         C. The  Grantors  find it  advantageous,  desirable  and in their  best interests to comply with the requirement that it amend and restate the Existing Security Agreement in its entirety and execute and deliver this Amended and Restated Security Agreement to the Secured Party.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Credit Agreement and to extend the additional credit accommodations to the Grantors thereunder, each Grantor hereby agrees with the Secured Party for the Secured Party's benefit as follows:

         Section 1. Defined Terms.

         1(a) As used in this Agreement, the following terms shall have the meanings indicated:

         "Account" shall mean each and every right of any Grantor to the payment of money, whether such right to payment now exists or hereafter arises, together with all other rights and interests (including all Liens and security interests) which any Grantor may at any time have by law or agreement against any Account Debtor or other obligor obligated to make any such payment or against any of the property of such Account Debtor or obligor.

         "Account Debtor" shall have the meaning given to it in the applicable Uniform Commercial Code.

         "Chattel Paper" shall mean a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; when a transaction is evidenced by both a security agreement or a lease and by an Instrument or a series of Instruments, the group of writings taken together constitutes Chattel Paper.

         "Collateral" shall mean all property and rights in property now owned or hereafter at any time acquired by any Grantor in or upon which a Security Interest is granted to the Secured Party by any Grantor under this Agreement.

         "Equipment" shall mean all equipment (as the term is defined in the applicable Uniform Commercial Code) now owned or hereafter at any time acquired by any Grantor or in which any Grantor obtains rights.

         "Event of Default" shall have the meaning given to such term in Section 18 hereof.

         "Financing  Statement"  shall  have the  meaning  given to such term in
Section 4 hereof.

         "Intangibles" shall mean all intangibles (as the term is defined in the applicable Uniform Commercial Code) now owned or hereafter at any time acquired by any Grantor .

         "Instrument" shall mean a draft, check, certificate of deposit, note, bill of exchange, security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

         "Inventory" shall mean all inventory (as the term is defined in the applicable Uniform Commercial Code) now owned or hereafter at any time acquired by any Grantor or in which any Grantor obtains rights.

         "Lien" shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

         "Obligations"   shall  mean  (a)  all  indebtedness,   liabilities  and
obligations of the Grantors to the Secured Party of every kind, nature or description under the Credit Agreement, including the Grantors' obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, (b) all liabilities of the Grantors under this Agreement, and (c) any and all other liabilities and obligations of any Grantor to the Secured Party or to any affiliate of the Secured Party of every kind, nature and description, whether direct or indirect or hereafter acquired by the Secured Party or any affiliate of the Secured Party from any Person, absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

         "Person" shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Security Interest" shall have the meaning given such term in Section 2 hereof.

         1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date of this Agreement to the extent such other terms are defined therein.

         1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

         Section 2. Grant of Security Interest. As security for the payment and performance of all of the Obligations, each Grantor hereby grants to the Secured Party a security interest (the "Security Interest") in all of such Grantor's right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

                  2(a)  All Accounts.

                  2(b)  All Chattel Paper.

                  2(c)  All Equipment.

                  2(d)  All  Intangibles,   including  without  limitation  such
         Grantor's rights under all leases.

                  2(e)  All Instruments.

                  2(f)  All Inventory.

                  2(g) To the extent not included in the foregoing, (i) all substitutions and replacements for and proceeds of any and all of the foregoing property, and in the case of tangible collateral, all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

         Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the Accounts, Chattel Paper, Intangibles and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under any items included in the Collateral, and (c) the Secured Party shall have no obligation or liability under Accounts, Chattel Paper, Intangibles and other items included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 4. Title to Collateral. Each Grantor has (or will have at the time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest and except Liens permitted by the Credit Agreement. Each Grantor will defend the Collateral against all claims or demands of all Persons (other than the Secured Party) claiming the Collateral or any interest therein. As of the date of execution of this Security Agreement, no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (a) in favor of the Secured Party relating to this Agreement, or (b) to perfect Liens permitted by the Credit Agreement.

         Section 5. Disposition of Collateral. No Grantor will sell, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except (a) sales of items of Inventory in the ordinary course of business or (b) as permitted under the Credit Agreement.

         Section 6. Names, Offices, Locations. The Grantor does business solely under its own name and the trade names and styles, if any, set forth on Schedule II hereto. Except as noted on said Schedule, no such trade names or styles and no trademarks or other similar marks owned by any Grantor are registered with any governmental unit. The chief place of business and chief executive office and the office where it keeps its books and records concerning the Accounts and Intangibles and the originals of all Chattel Paper and Instruments are located at its address set forth on the signature page hereof. All items of Equipment and Inventory existing on the date of this Agreement are located at the places specified on Schedule I hereto. Each Grantor will immediately notify the Secured Party of any additional state in which any item of Inventory or Equipment is hereafter located. Each Grantor will from time to time at the request of the Secured Party provide the Secured Party with current lists as to the locations of the Equipment and Inventory. No Grantor will permit any Inventory, Equipment or Chattel Paper or any records pertaining to Accounts and Intangibles to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. No Grantor will change its name or the location of its chief place of business and chief executive office unless the Secured Party has been given at least 30 days prior written notice thereof and each Grantor has executed and delivered to the Secured Party such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

         Section 7. Rights to Payment. Except as any Grantor may otherwise advise the Secured Party in writing, each Account, Chattel Paper, Intangible and Instrument constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in any Grantor's records pertaining thereto as being obligated to pay or perform such obligation. Without the Secured Party's prior written consent, no Grantor will agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such Account Debtors or other obligors except in the ordinary course of business and in amounts not exceeding $10,000 per Account Debtor or other obligor in any calendar year. Each Grantor will perform and comply in all material respects with all its obligations under any items included in the Collateral and exercise promptly and diligently its rights thereunder.

         Section 8. Further Assurances.

         8(a) Each Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that any Grantor execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, each Grantor will, promptly and from time to time at the request of the Secured Party: (i) mark, or permit the Secured Party to mark, conspicuously its books, records, and accounts showing or dealing with the Collateral, and each item of Chattel Paper included in the Collateral, with a legend, in form and substance satisfactory to the Secured Party, indicating that each such item of Collateral and each such item of Chattel Paper is subject to the Security Interest granted hereby; (ii) deliver and pledge to the Secured Party, all Instruments, duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to such Grantor, all in form and substance satisfactory to the Secured Party; (iii) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including fixture filings with any necessary legal descriptions as to any goods included in the Collateral which the Secured Party determines might be deemed to be fixtures, and instruments and notices with respect to vehicle titles), as may be necessary or desirable, or as the Secured Party may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby; and (iv) obtain waivers, in form satisfactory to the Secured Party, of any claim to any Collateral from any landlords or mortgagees of any property where any Inventory or Equipment is located.

         8(b) Each Grantor hereby authorizes the Secured Party to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

         8(c) Each Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Secured Party.

         Section 9. Taxes and Claims. Each Grantor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on such Grantor's books in accordance with generally accepted accounting principles.

         Section 10. Books and Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and credits granted with respect to all Accounts, Chattel Paper and other items included in the Collateral.

         Section 11. Inspection, Reports, Verifications. Each Grantor will at all reasonable times permit the Secured Party or its representatives to examine or inspect any Collateral, any evidence of Collateral and any Grantor's books and records concerning the Collateral, wherever located. Each Grantor will from time to time when requested by the Secured Party furnish to the Secured Party a report on its Accounts, Chattel Paper, Intangibles and Instruments, naming the Account Debtors or other obligors thereon, the amount due and the aging thereof. The Secured Party or its designee is authorized to contact Account Debtors and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

         Section 12. Notice of Loss. Each Grantor will promptly notify the Secured Party of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to such Grantor, in any material item of Collateral or the prospect of payment or performance thereof.

         Section 13. Insurance. Each Grantor will keep the Equipment and Inventory insured against "all risks" for the full replacement cost thereof subject to a deductible not exceeding that which is usual and customary for similarly situated businesses and with an insurance company or companies satisfactory to the Secured Party, the policies to protect the Secured Party as its interests may appear, with such policies or certificates with respect thereto to be delivered to the Secured Party at its request. Each such policy or the certificate with respect thereto shall provide that such policy shall not be cancelled or allowed to lapse unless at least 30 days prior written notice is given to the Secured Party.

         Section 14. Lawful Use; Fair Labor Standards Act. Each Grantor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

All Inventory of each Grantor as of the date of this Agreement that was produced by such Grantor or with respect to which such Grantor performed any manufacturing or assembly process was produced by such Grantor (or such manufacturing or assembly process was conducted) in compliance in all material respects with all requirements of the Fair Labor Standards Act, and all Inventory produced, manufactured or assembled by each Grantor after the date of this Agreement will be so produced, manufactured or assembled, as the case may be.

         Section 15. Action by the Secured Party; Bank Appointed Attorney-in-Fact. If any Grantor at any time fails to perform or observe any of the foregoing agreements, the Secured Party shall have (and each Grantor hereby grants to the Secured Party) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of such Grantor (or, at the Secured Party's option, in the Secured Party's name) and to take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of instruments); and the Grantors shall thereupon pay to the Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest. Each Grantor hereby appoints the Bank such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Bank's good-faith discretion, to take any action and to execute any instrument that the Bank may reasonably believe is necessary or advisable to accomplish the purposes of this Agreement, in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to such Grantor representing any Collateral or any part thereof and to give full discharge for the same.

         Section 16. Insurance Claims. As additional security for the payment and performance of the Obligations, each Grantor hereby assigns to the Secured Party any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of such Grantor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto. At any time, whether before or after the occurrence of any Event of Default, the Secured Party may (but need not), in the Secured Party's name or in any Grantor's name, execute and deliver proofs of claim, receive all such monies, indorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy. Notwithstanding any of the foregoing, so long as no Event of Default exists each Grantor shall be entitled to all insurance proceeds with respect to Equipment or Inventory provided that such proceeds are applied to the cost of replacement Equipment or Inventory.

         Section 17. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The
Secured Party will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by any Grantor with respect to the Collateral in the Secured Party's possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

         Section 18. Default. Each of the following occurrences shall constitute an Event of Default under this Agreement: (a) any Grantor shall fail to observe or perform any covenant or agreement applicable to such Grantor under this Agreement; or (b) any representation or warranty made by any Grantor in this Agreement or any schedule, exhibit, supplement or attachment hereto or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of any Grantor to the Secured Party shall prove to have been false or materially misleading when made; or (c) any Event of Default shall occur under the Credit Agreement.

         Section 19. Remedies on Default. Upon the occurrence of an Event of Default and at any time thereafter:

         19(a) The Secured Party may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code.

         19(b) The Secured Party shall have the right to enter upon and into and take possession of all or such part or parts of the properties of any Grantor, including lands, plants, buildings, Equipment, Inventory and other property as may be necessary or appropriate in the judgment of the Secured Party to permit or enable the Secured Party to manufacture, produce, process, store or sell or complete the manufacture, production, processing, storing or sale of all or any part of the Collateral, as the Secured Party may elect, and to use and operate said properties for said purposes and for such length of time as the Secured Party may deem necessary or appropriate for said purposes without the payment of any compensation to any Grantor therefor. The Secured Party may require any Grantor to, and such Grantor hereby agrees that it will, at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party.

         19(c) Any sale of Collateral may be in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and the Secured Party may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         19(d) The Secured Party is hereby granted a license or other right to use, without charge, all of each Grantor's property, including, without limitation, all of such Grantor's labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral, and such Grantor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit until the Obligations are paid in full.

         19(e) If notice to any Grantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in Section 24 hereof at least ten calendar days prior to the date of intended disposition or other action, and the Secured Party may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against any Grantor, or against any other Person or property.

         Section 20. Remedies as to Certain Rights to Payment. Upon the occurrence of an Event of Default and at any time thereafter the Secured Party may notify any Account Debtor or other Person obligated on any Accounts or other Collateral that the same have been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. Each Grantor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party's name or in any Grantor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person. If any payments on any such Collateral are received by any Grantor after an Event of Default has occurred, such payments shall be held in trust by such Grantor as the property of the Secured Party and shall not be commingled with any funds or property of such Grantor and shall be forthwith remitted to the Secured Party for application on the Obligations.

         Section 21. Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including, without limitation, any expenses of the Secured Party payable pursuant to Section 22 hereof).

         Section 22. Costs and Expenses; Indemnity. The Grantors will pay or reimburse the Secured Party on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Grantors shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement and the Security Interest hereby created (including enforcement of this Agreement) or the Secured Party's actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of any Grantor to indemnify and hold the Secured Party harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of each Grantor under this Section shall survive any termination of this Agreement.

         Section 23. Waivers; Remedies; Marshalling. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. Each Grantor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

         Section 24. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

         Section 25. Grantors' Acknowledgements. Each Grantor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party has no fiduciary relationship to such Grantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between such Grantor and the Secured Party.

         Section 26. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the obligations, if any, of the Secured Party to extend credit accommodations to any Grantor, (b) be binding upon each Grantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Security Agreement to such Persons.

         Section 27. Termination of Security Interest. Upon payment in full of the Obligations and the expiration of any obligation of the Secured Party to extend credit accommodations to any Grantor, the Security Interest granted hereby shall terminate. Upon any such termination, the Secured Party will return to each Grantor such of the Collateral then in the possession of the Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantors and shall be without warranty by, or recourse on, the Secured Party. As used in this Section, "Grantor" or "Grantors" includes any assigns of and Grantor or Grantors, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

         Section 28. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

         Section 29. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY; AND EACH GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY GRANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE
JURISDICTIONS  AND  VENUES  ABOVE-DESCRIBED,  OR  IF  SUCH  TRANSFER  CANNOT  BE
ACCOMPLISHED   UNDER  APPLICABLE  LAW,  TO  HAVE  SUCH  CASE  DISMISSED  WITHOUT
PREJUDICE.

         Section 30. Waiver of Notice and Hearing. EACH GRANTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

         Section 31. Waiver of Jury Trial. EACH OF THE GRANTORS AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 32. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         Section 33. General. All representations and warranties contained in this Agreement or in any other agreement between any Grantor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Each Grantor waives notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                         AUDIO KING CORPORATION

                                         By /s/ H. G. Thorne

                                         Its President


                                         AUDIO KING, INC.

                                         By /s/ H. G. Thorne

                                         Its President


                                         SPECIALTY HOME ELECTRONICS
                                         REPAIR, INC.

                                         By /s/ H. G. Thorne

                                         Its President


                                         FAST TRAK, INC.

                                         By /s/ H. G. Thorne

                                         Its President


                                         AUDIO KING IOWA, INC.

                                         By /s/ H. G. Thorne

                                         Its President

                                   SCHEDULE I
                                       to
                               Security Agreement


Locations of Equipment and Inventory
as of Date of Security Agreement


Locations                           County        Landlord

Southdale Store                     Hennepin      Gabbert & Beck
7435 France Ave. So
Minneapolis, MN

Rosedale Store                      Ramsey        Flame Development
1723 W. Co. Rd. B-2
Roseville, MN

Ridgedale Store                     Hennepin      CSM Investors, Imc.
1808 S. Plymouth
Minnetonka, MN

Burnsville Store                    Dakota        Robert Larson Partners
14232 Burnhavem Dr.
Burnsville, MN

Brookdale Store                     Hennepin      Ackerberg Group
5939 John Martin Dr.
Brooklyn Center, MN

Maplewood Store                     Ramsey        Welsh Companies, Inc.
1868 Beam Avenue
Maplewood, MN

Rochester Store                     Olmstead      MEPC American Properties, Inc.
103 Apache Mall
Rochester, MN

Sioux Falls Store                   Minnehaha     Equitable - The Empire
701 Empire Mall
Sioux Falls, SD

St. Cloud Store                     Stearns       Urban Associates
2716 Division Street
St. Cloud, MN

Des Moines Store                    Polk          New Plan Realty Trust
4100 Merle Hay Rd
Des Moines, IA  50310

Cedar Rapids Store                  Linn          OLP Iowa, Inc.
4701 1st Ave. Southeast
Cedar Rapids, IA  55416

St. Louis Park                      Hennepin      John M. Hoogesteger
 Clearance Center
4818 Excelsior Blvd
St. Louis Park, MN  55416

Corporate Headquarters              Hennepin      C. Harvey Wilkens
 Warehouse and Fast Trak
3501 South Highway 100
St. Louis Park, MN  55416

                                   SCHEDULE II
                                       to
                               Security Agreement


Trade Names and Trade Styles



Audio King
Audio Video Environments
Fast Trak